OTHER NON-CURRENT ASSETS (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
OTHER NON-CURRENT ASSETS [Abstract]
Fixture, Furniture and Equipment	$ 730	$ 756
Prepaid Financing Cost	0	1,100
Other	148	798
Total	$ 878	$ 2,654